Exhibit 99.1

EXECUTIVE SUMMARY

RPIT 2021-2

September 2, 2021

RECOVCO

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 303 residential mortgage loans by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its Client, Reverse Mortgage Funding LLC (“Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the loan-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on residential mortgages. The review was conducted on behalf of Client in August and September of 2021 via files images provided by the Client for the review.

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit, data validation, and valuation review (the “Review Population”) in accordance with national recognized statistical rating organizations (“NRSRO(s)”) review standards in place as of the review date.

LOAN SAMPLING:

Recovco’s sample selection criteria was consistent with the criteria set forth by the NRSRO(s). Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged. As such, Recovco cannot state the overall sample size.

The table below summarizes the reviews conducted by Recovco:

Review	Reviewed Total	% of Sample
Data Integrity Population	303	100.00%
Credit Population	303	100.00%
Valuation Population	303	100.00%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Original Principal Limit	Zip	Closing Date	Borrower's Median FICO (if applicable)
Original Total UPB	Original Appraisal Value	Occupancy	Co Borrower's Median FICO (if applicable)
Total Current Loan Balance	Origination Appraisal Date	LTV using Original Total UPB	Original Repair Set Aside
Funding Date	Appraisal 1 Value	LTV using Original Principal Limit	Original Tax and Insurance
Address	Appraisal 1 Effective Date	Beginning Interest Rate	Borrower Birth Date
City	Appraisal 2 Value	Current Interest Rate	Co Borrower Birth Date
State	Appraisal 2 Effective Date	Payment Type	Max Claim Amount
Dwelling Type	Borrower Date of Birth	Co Borrower Date of Birth

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CREDIT UNDERWRITING:

For each mortgage loan, Recovco will perform a guideline review utilizing specific guidelines furnished at the time of the review. The review requirements will generally include:

Verification that the characteristics listed below of the mortgage loan and borrower conform to the Sponsor Acquisition Criteria sponsor’s requirements:

•	LTV/TLTV/HLTV
•	Credit score
•	Income and employment
•	Assets, Property type and use eligibility; and if the property type is a condominium assess project adherence and borrower eligibility, including:
o	Citizenship status
o	Non-occupant co-borrower
o	Non-borrowing spouse
•	Transaction eligibility, including:
o	Maximum loan amount
o	Loan purpose
o	Occupancy
•	Note any approved exceptions or waivers by the originator and/or aggregator to guidelines; verify that approved exceptions include required, documented compensating factors

As part of the guideline review, Recovco will perform a credit analysis during which various documents will be examined, including:

•	Uniform Residential Loan Application review to determine:
o	Initial loan application is in the loan file and is signed by all borrowers
o	Final loan application is in the loan file and is complete
o	Information and debts disclosed on loan application align with related documentation in the loan file

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•	Employment will be analyzed and verified through use of various documents, including:
o	Income documentation
o	Verbal and/or written verifications of employments (VVOE, VOE)
o	CPA letter
o	Business licenses
o	Tax transcripts (IRS Form 4506-T)
o	Other documentation in loan file
•	Income review will include:
o	Required income documentation for all borrowers is present and within required time period
o	Documents do not appear to have been altered or indicate any signs of inconsistency
o	IRS Form 4506-T
-	Signed by all borrowers and processed by the originator
•	Residual Income is recalculated and documented with applicable documentation, including:
-	Tax returns
-	Financial statements
-	Paystubs
-	W-2s
-	1099
-	IRS documents
-	Bank statements
-	Lease agreements
-	Award letters
-	Other documentation in loan file
•	Credit Report review will include:
o	Complete copy of report is in loan file
o	Report is dated within required timeframe
o	All borrowers are included in the report
o	Check any fraud alerts against related loan file documentation
o	Verify all disclosed mortgage debt on credit report against the loan application (under the schedule of real estate owned) for accurate debt ratio calculation
o	Capture and utilize appropriate credit score for guideline review
•	Title policy review will include:
o	Title interest – determined if
-	Fee simple
-	Leasehold estate
o	Appropriate vestee(s) are listed on title policy
o	Amount of coverage is greater than or equal to the original principal amount of the mortgage
o	Applicable title endorsements are present
o	Check for any encumbrances, encroachments and other title exceptions affecting the lien identified through the title search; verify that each issue is addressed in the transaction
o	Review the chain of title and duration of ownership by seller or borrower (whichever was applicable)
o	Capture monthly tax payments in debt ratio calculation

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•	Hazard/Flood insurance review will include:
o	Verify presence of required hazard insurance and flood insurance (if required)
o	Confirm that any required insurance is for the:
-	Correct borrower
-	Correct property
-	Correct lender
-	Correct loan number
-	Life of loan, if flood insurance is required
•	Confirm the required insurance minimum coverage amount and policy period
•	Review for evidence that any required insurance policy premium is paid
•	Confirm that the mortgagee clause lists the lender’s name and “its successors and assignees”
•	Confirm that the payment amount on any required insurance was included in the residual income calculation

For each mortgage loan, Recovco will examine the mortgage or deed of trust for evidence of recordation. In lieu of a copy of the mortgage or deed of trust with recording information, a copy of the mortgage or deed of trust that is stamped “true and certified copy” by the escrow/settlement agent plus recording directions on closing instruction documentation was utilized as evidence for recording.

VALUATION REVIEW SCOPE:

For each Mortgage Loan, Recovco will perform the following origination appraisal analysis:

•	Verify that the mortgage loan file contains an appraisal report and that it meets the following criteria that conforms to Client’s underwriting guidelines:
o	Appraisal report used standard GSE forms, appropriate to the property type:
-	FNMA 1004/FHLMC 70 – Uniform Residential Appraisal Report. Used for 1-unit properties, units in planned unit developments (detached PUDs) and condominium projects that consist solely of detached dwellings (site condominium)
-	FNMA 1073/FHLMC 465 – Individual Condominium Report. Used to appraise a unit in a condominium project or a condominium unit in a PUD (attached PUD)
-	FNMA 1025/FHLMC 72 – Small Residential Income Property Appraisal Report. Used for all two to four unit residential income properties, including two to four unit properties in a PUD
-	FNMA 2000/FHLMC 1032 – One Unit Residential Appraisal Field Review
-	FNMA 2000a/FHLMC 1072 – Two to Four Unit Residential Appraisal Field Review

o	Appraisal report is reasonably complete and includes:
-	Appraisal report form, certification, statement of limiting conditions and scope of work
-	Accurate identification of the subject property
-	Accurate identification of the subject loan transaction
-	Accurate identification of the property type, in both land and improvements

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o	All required attachments including:
-	Subject front, rear and street photos and valued features
-	Subject interior photos – kitchen, all baths, main living area, updates/upgrades, deferred maintenance
-	Photos of all comparable sales and listings
-	Location map
-	Exterior sketch of property with dimensions
-	1004MC Market Conditions Report
o	Evidence that appraisal report was made “As Is” or provided satisfactory evidence of completion for all material conditions
o	Appraisal date met supplied Sponsor Acquisition Criteria
o	If applicable to Sponsor Acquisition Criteria requirements, a second full appraisal was furnished and met Sponsor Acquisition Criteria
•	Perform a general credibility assessment of the results of the appraisal per Title XI of FIRREA and USPAP based on the following criteria:
o	Title XI of FIRREA
o	If the appraisal was completed by a trainee or licensed appraiser unqualified to independently sign the report, an appropriately licensed appraiser co-signed as a supervisory appraiser and inspected the property
o	Determine that either the appraiser or supervisory appraiser was appropriately licensed by verifying the appraiser’s license included in the appraisal
•	Review for the presence of any “red flags” related to the mortgaged property that may have posed a risk to the property or occupants or USPAP
o	Confirm that the appraiser developed and communicated his / her analysis, opinion, and conclusion to intended users of their services in a manner that is meaningful and is not misleading and that the appraisal is signed.
•	Review and grade the appraisal valuation to the following criteria:
o	Appraised value was reasonably supported. Utilized the following review in making value supported determination:
-	Comps used were located reasonably close to the subject property, and, if not, the reason was satisfactorily explained
-	Comps used were reasonably recent in transaction date, and, if not, the reason was furnished
-	Comps used were reasonably similar to the subject property, and, if not, an explanation was supplied
-	Appraised value of the subject was bracketed by the sales prices of the comps, and, if not, the reason was furnished
-	Adjustments were reviewed and appeared reasonable utilizing the 15% net/25% gross guideline
-	Value was within 10% of CDA at origination
o	Property was complete. However, if the property was not 100% complete, then any unfinished portion had no material impact to the value, safety, soundness, structural integrity, habitability, or marketability of the subject property
o	Appraisal will be reviewed for any indication of property or marketability issues. Utilize the following key points in making determination:
-	Appraisal was made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions
-	Property usage was reviewed for zoning compliance
-	Property utilization was reviewed to determine it was “highest and best use”
-	Neighborhood values were reviewed to determine current market trends
-	Market conditions were reviewed to determine indication of possible marketability issues:
o	Location
o	% built up
o	Growth rate
o	Demand/supply
o	Marketing time
o	Predominant occupancy

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-	Physical condition of the property was reviewed to determine that the property condition was average or better
-	Style of property was reviewed to determine if unique property
-	Any health and safety issues were noted and/or remediated
-	Locational and/or environmental concerns adequately addressed if present
•	Property Eligibility Criteria – Recovco will review the property to determine that the property met the client supplied eligibility requirements. Examples of ineligible property types may include:
o	3 to 4 unit owner occupied properties
o	2 to 4 unit second homes
o	Unwarrantable or limited review condominiums
o	Manufactured or mobile homes
o	Condotel units
o	Unique properties
o	Working farms, ranches or orchards
o	Mixed-use properties
o	Properties subject to existing oil or gas leases
o	Properties located in Hawaii Lava Zones 1 and 2
o	Properties exceeding Sponsor Acquisition Criteria requirements for excess acreage
•	Properties Affected by Disasters Criteria – Recovco will review the appraisal date against any FEMA Declared Disaster Areas that were designated for Individual and/or Public Assistance due to a federal government disaster declaration
o	If the appraisal date is before the FEMA Effective Date for any of the disasters listed, Recovco will specify whether or not there has been a property inspection since the date listed, the latest inspection date, whether or not new damage has been indicated, and the amount of said damage

Underwriter Accepted Value represents the value to be used for loan value determination and calculation of the loan amount. In scenarios where one appraisal is required for the loan, the appraised value, or the adjusted value by the Underwriter or Appraisal Review Department, may be used for the Underwriter Accepted Value. In scenarios where more than one appraisal is required, the lower of the two appraised values, or the adjusted value by the Underwriter or Appraisal Review Department, may be used for the Underwriter Accepted Value.

Client will provide the 3rd party valuation product to be used in the waterfall. If the 3rd party product valuation has a > 10% negative variance from the Underwriter Accepted Value, Client may rebut the results of the ordered valuation product or field review in writing.  Recovco will review Client’s rebuttal and opine on the appropriateness of comparables used in the products reviewed by Recovco in the performance of the Services, and whether the value is reasonably supported.

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VALUATION REVIEW WATERFALL:

Recovco will apply a cascade methodology to determine if the Underwriter Accepted Value was reasonably supported when compared to an independent third-party valuation product. Loans will be held to a -10% tolerance utilizing the following waterfall:

o	Second full appraisal in file within 10% to the Underwriter Accepted Value - no additional product will be ordered
o	Desk Review
o	Field Review

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

CREDIT EVENT GRADE
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, most of the requirements are met, and strong compensating factors have been document in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception. Status of occupancy, employment, income and asset were not remedied or were remediated post-closing. Fully supported. Fraud was identified and/or credit document defects were not remedied or were remediated post-closing. Lender/aggregator QC designation was not confirmed.
D	The loan file was not provided for review or not sufficiently documented in order to complete the review.

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines and were completed on standard agency approved forms.
B	The property is complete but may require minor repairs that do not affect the habituality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an agency approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review.

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OVERALL EVENT GRADE
A	Loan meets Credit and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

FINDINGS SUMMARY:

After completing a credit and valuation review of the 303 mortgage loans, 299 mortgage loans had a rating grade of “A”, none of the mortgage loans had a rating grade of “B”, 4 mortgage loans had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

After completing a credit underwriting review of the 303 mortgage loans, 303 mortgage loans had a credit rating grade of “A”, none of the mortgage loans had a rating grade of “B”, none of the mortgage loan had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

After completing a valuation review of the 303 mortgage loans, 299 mortgage loans had a valuation rating grade of “A”, none of the mortgage loans had a rating grade of “B”, 4 mortgage loans had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

OVERALL REVIEW RESULTS
NRSRO Grade	Count	% of Loans Reviewed (by count)
A	299	98.68%
B	0	0.00%
C	4	1.32%
D	0	0.00%

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CREDIT REVIEW RESULTS
NRSRO Grade	Count	% of Loans Reviewed (by count)
A	303	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

VALUATION REVIEW RESULTS
NRSRO Grade	Count	% of Loans Reviewed (by count)

A	299	98.68%
B	0	0.00%
C	4	1.32%
D	0	0.00%

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Of the 303 mortgage loans included within the Data Integrity population, none of the loans had data integrity variances.

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